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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported) November 3, 1999

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                           HOST MARRIOTT CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

                                   Maryland
                (State or Other Jurisdiction of Incorporation)

       001-14625                                        53-0085950
(Commission File Number)                (I.R.S. Employer Identification Number)

                 10400 Fernwood Road, Bethesda, Maryland 20817
              (Address of Principal Executive Offices) (Zip Code)

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      Registrant's Telephone Number, Including Area Code (310) 380-9000
        (Former Name or Former Address, if changed since last report.)

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                                   Form 8-K

ITEM 5. OTHER EVENTS

Host Marriott Corporation's Board of Directors announced today that Terence C. Golden, the Company's President and Chief Executive Officer, has notified the Company of his intention to retire effective May 18, 2000, the date of the next annual shareholders meeting. The Board also announced that it has named Christopher J. Nassetta, the Company's Executive Vice President and Chief Operating Officer, as President and Chief Executive Officer effective on that date. Mr. Golden will remain a member of the Board of Directors after the effective date of his resignation, Mr. Nassetta was elected to the Board at yesterday's Board of Directors meeting. The press release announcing the resignation is included as an exhibit to this filing.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

            99  Press Release


                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                                        HOST MARRIOTT CORPORATION

                                        By: /s/ Donald D. Olinger
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                                            Donald D. Olinger
                                            Senior Vice President and
                                            Corporate Controller

Date: November 3, 1999